Exhibit 32.3

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, Hans Ephraimson, Chief Executive Officer of DB Commodity Services LLC, the Managing Owner of DB US Dollar Index Bullish Master Fund (the “Master Fund”), a series of DB US Dollar Index Master Trust, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Master Fund’s Annual Report on Form 10-K for the year ended December 31, 2009, as filed with the Securities and Exchange Commission on the date hereof (the “Annual Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	The information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Master Fund.

Dated: June 25, 2010	/s/ Hans Ephraimson
Hans Ephraimson
Chief Executive Officer